UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 24, 2009
RAM ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 663-2800
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On November 24, 2009, the Audit Committee of the Board of Directors of RAM Energy Resources, Inc. (RAM or the Company) concluded that the Company would restate its financial statements as of and for (i) the fiscal year ended December 31, 2008, (ii) the three months ended March 31, 2009, (iii) the three and six months ended June 30, 2009, and (iv) the three and nine months ended September 30, 2009, after identifying certain non-cash errors in such financial statements caused by the fact that (a) the estimate of the Company’s proved oil and natural gas reserves for the year ended December 31, 2008 prepared by the Company’s independent petroleum engineering firms overstated the net proved reserves by approximately 1.4 million barrels of oil equivalent (MMBoe), and (b) the Company’s internal estimate of its proved oil and natural gas reserves for the three months ended March 31, 2009 overstated the net proved reserves by approximately 2.7 MMBoe, with the error in both such reports occurring as the result of the inclusion of certain proved undeveloped properties that were uneconomic based on applicable capital costs and field prices at the end of each period. Due to the error, the future net revenues from the Company’s proved oil and natural gas properties discounted at 10%, or PV-10 Value, was understated by $10.7 million at December 31, 2008 and also was understated at March 31, 2009. Because the Company was required to record an impairment charge to its full cost pool at both December 31, 2008 and March 31, 2009 due to the ceiling test limitation, the inclusion of uneconomic properties in the reserve reports resulted in a number of non-cash errors in the Company’s financial statements issued as of such dates, including an overstatement of the applicable impairment charge, depreciation and amortization expense and income tax benefit. The error also resulted in an overstatement of the net loss and loss per share recorded for each period. The errors in the Company’s reserve reports were limited to the reserve reports prepared for the periods ended December 31, 2008 and March 31, 2009. The error of inclusion of uneconomic properties did not carry forward into the reserve report for the period ended June 30, 2009. However, because of the incorrect impairment charges recorded at year end and at March 31, 2009, the carrying value of the Company’s oil and gas properties had been reduced to a greater extent than if the error had not occurred, resulting in the understatement of depreciation and amortization expense and an overstatement of income tax benefit in the second quarter financial statement period, with a corresponding understatement of the net loss recorded for the second quarter of 2009. Effects of the error on the third quarter of 2009 included an understatement of depreciation and amortization expense, an understatement of income tax benefit, and a corresponding understatement of net loss. There was no effect on net cash flows for any affected period.
     Upon detecting the reserve report error, the Company analyzed the effect of the resulting errors in the previously issued financial statements and the prospective effect on future financial statements and discussed the matter with its independent public accounting firm. A determination was made by the Company, with which its independent public accounting firm concurred, that the resulting errors in the financial statements were not material and that a restatement of the financial statements should not be required. However, after an extended period of discussion with the staff of the Securities and Exchange Commission concerning both the quantitative and qualitative effects of the errors on the Company’s financial statements, both retroactively and prospectively, the Audit Committee of the Board of Directors of the Company determined that it would be in the best interests of the Company and its stockholders to restate the subject financial statements.
     Accordingly, the Company plans to file an amended annual report on Form 10-K/A for the fiscal year ended December 31, 2008, and amended quarterly reports on Form 10-Q/A for each of the fiscal quarters ended March 31, June 30 and September 30, 2009, with each such amended report containing a restatement of the consolidated financial statements of the Company for the period indicated. The amended annual report on Form 10-K/A will also include corrected year-end reserve information. The amended reports and the restated financial statements included therein have been discussed with and, in the case of the restated financial statements for the fiscal year ended December 31, 2008, audited by, the Company’s independent public accounting firm.
     The following tables show the effects of the errors in the originally filed financial statements for each of the subject periods and the adjustments incorporated in the restated financial statements for each such period.
For the fiscal year ended December 31, 2008:
Consolidated Balance Sheet line item (in thousands):

	As of December 31, 2008
	Previously
	Reported	Adjustments	As Restated
Accumulated depreciation, amortization and impairment	$(396,301)	$12,825	$(383,476)
Total properties and equipment	$296,500	$12,825	$309,325
Deferred tax asset	$28,724	$(4,706)	$24,018
Total assets	$395,845	$8,119	$403,964
Accumulated deficit	$(167,060)	$8,119	$(158,941)
Stockholders’ equity	$49,721	$8,119	$57,840
Total liabilities and stockholders’ equity	$395,845	$8,119	$403,964
Consolidated Statement of Operations line item (in thousands except per share amounts):

	For the year ended December 31, 2008
	Previously
	Reported	Adjustments	As Restated
Depreciation and amortization	$46,758	$(246)	$46,512
Impairment	$282,465	$(12,579)	$269,886
Total operating expenses	$402,808	$(12,825)	$389,983
Operating income (loss)	$(196,951)	$12,825	$(184,126)
Income (loss) before income taxes	$(234,461)	$12,825	$(221,636)
Income tax provision (benefit)	$(96,389)	$4,706	$(91,683)
Net income (loss)	$(138,072)	$8,119	$(129,953)
Basic earnings (loss) per share	$(1.95)	$0.11	$(1.84)
Diluted earnings (loss) per share	$(1.95)	$0.11	$(1.84)
Consolidated Statement of Cash Flows line item (in thousands):

	For the year ended December 31, 2008
	Previously
	Reported	Adjustments	As Restated
Net income (loss)	$(138,072)	$8,119	$(129,953)
Depreciation and amortization	$46,758	$(246)	$46,512
Impairment	$282,465	$(12,579)	$269,886
Deferred income tax benefit	$(97,024)	$4,706	$(92,318)

For the fiscal quarter ended March 31, 2009:
Consolidated Balance Sheet line item (in thousands):

	As of March 31, 2008
	Previously
	Reported	Adjustments	As Restated
Accumulated depreciation, amortization and impairment	$(464,153)	$24,803	$(439,350)
Total properties and equipment	$242,796	$24,803	$267,599
Deferred tax asset	$52,752	$(7,949)	$44,803
Total assets	$363,218	$16,854	$380,072
Accumulated deficit	$(205,153)	$16,854	$(188,299)
Stockholders’ equity	$12,164	$16,854	$29,018
Total liabilities and stockholders’ equity	$363,218	$16,854	$380,072

Consolidated Statement of Operations line item (in thousands except per share amounts):

	For the three months ended March 31, 2009
	Previously
	Reported	Adjustments	As Restated
Depreciation and amortization	$8,944	$(662)	$8,282
Impairment	$58,929	$(11,316)	$47,613
Total operating expenses	$84,120	$(11,978)	$72,142
Operating income (loss)	$(58,108)	$11,978	$(46,130)
Income (loss) before income taxes	$(62,129)	$11,978	$(50,151)
Income tax provision (benefit)	$(24,036)	$3,243	$(20,793)
Net income (loss)	$(38,093)	$8,735	$(29,358)
Basic earnings (loss) per share	$(0.49)	$0.11	$(0.38)
Diluted earnings (loss) per share	$(0.49)	$0.11	$(0.38)

Consolidated Statement of Cash Flows line item (in thousands):

	For the three months ended March 31, 2009
	Previously
	Reported	Adjustments	As Restated
Net income (loss)	$(38,093)	$8,735	$(29,358)
Depreciation and amortization	$8,944	$(662)	$8,282
Impairment	$58,929	$(11,316)	$47,613
Deferred income tax benefit	$(24,028)	$3,243	$(20,785)

For the fiscal quarter ended June 30, 2009:
Consolidated Balance Sheet line item (in thousands):

				As of June 30, 2009
				Previously
				Reported	Adjustments	As Restated
Accumulated depreciation, amortization and impairment				$(471,557)	$24,177	$(447,380)
Total properties and equipment				$239,420	$24,177	$263,597
Deferred tax asset				$44,434	$(8,802)	$35,632
Total assets				$323,101	$15,375	$338,476
Accumulated deficit				$(216,959)	$15,375	$(201,584)
Stockholders’ equity				$(1,225)	$15,375	$14,150
Total liabilities and stockholders’ equity				$323,101	$15,375	$338,476

Consolidated Statement of Operations line item (in thousands except per share amounts):

	For the three months ended			For the six months ended
	June 30, 2009			June 30, 2009
	Previously		As	Previously		As
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
Depreciation and amortization	$7,560	$626	$8,186	$16,504	$(36)	$16,468
Impairment	$—	$—	$—	$58,929	$(11,316)	$47,613
Total operating expenses	$22,435	$626	$23,061	$106,555	$(11,352)	$95,203
Operating income (loss)	$(12,016)	$(626)	$(12,642)	$(70,124)	$11,352	$(58,772)
Income (loss) before income taxes	$(15,714)	$(626)	$(16,340)	$(77,843)	$11,352	$(66,491)
Income tax provision (benefit)	$(3,908)	$853	$(3,055)	$(27,944)	$4,096	$(23,848)
Net income (loss)	$(11,806)	$(1,479)	$(13,285)	$(49,899)	$7,256	$(42,643)
Basic earnings (loss) per share	$(0.16)	$(0.02)	$(0.18)	$(0.66)	$0.10	$(0.56)
Diluted earnings (loss) per share	$(0.16)	$(0.02)	$(0.18)	$(0.66)	$0.10	$(0.56)

Consolidated Statement of Cash Flows line item (in thousands):

				For the six months ended June 30, 2009
				Previously
				Reported	Adjustments	As Restated
Net income (loss)				$(49,899)	$7,256	$(42,643)
Depreciation and amortization				$16,504	$(36)	$16,468
Impairment				$58,929	$(11,316)	$47,613
Deferred income tax benefit				$(28,007)	$4,096	$(23,911)

For the fiscal quarter ended September 30, 2009:
Consolidated Balance Sheet line item (in thousands):

				As of September 30, 2009
				Previously
				Reported	Adjustments	As Restated
Accumulated depreciation, amortization and impairment				$(478,839)	$23,572	$(455,267)
Total properties and equipment				$229,560	$23,572	$253,132
Deferred tax asset				$48,823	$(8,599)	$40,224
Total assets				$309,320	$14,973	$324,293
Accumulated deficit				$(219,676)	$14,973	$(204,703)
Stockholders’ equity				$(3,403)	$14,973	$11,570
Total liabilities and stockholders’ equity				$309,320	$14,973	$324,293

Consolidated Statement of Operations line item (in thousands except per share amounts):

	For the three months ended			For the nine months ended
	September 30, 2009			September 30, 2009
	Previously		As	Previously		As
	Reported	Adjustments	Restated	Reported	Adjustments	Restated
Depreciation and amortization	$7,304	$605	$7,909	$23,808	$569	$24,377
Impairment	$—	$—	$—	$58,929	$(11,316)	$47,613
Total operating expenses	$23,695	$605	$24,300	$130,250	$(10,747)	$119,503
Operating income (loss)	$1,436	$(605)	$831	$(68,688)	$10,747	$(57,941)
Income (loss) before income taxes	$(4,075)	$(605)	$(4,680)	$(81,918)	$10,747	$(71,171)
Income tax provision (benefit)	$(1,358)	$(203)	$(1,561)	$(29,302)	$3,893	$(25,409)
Net income (loss)	$(2,717)	$(402)	$(3,119)	$(52,616)	$6,854	$(45,762)
Basic earnings (loss) per share	$(0.04)	$—	$(0.04)	$(0.70)	$0.09	$(0.61)
Diluted earnings (loss) per share	$(0.04)	$—	$(0.04)	$(0.70)	$0.09	$(0.61)

Consolidated Statement of Cash Flows line item (in thousands):

				For the nine months ended September 30, 2009
				Previously
				Reported	Adjustments	As Restated
Net income (loss)				$(52,616)	$6,854	$(45,762)
Depreciation and amortization				$23,808	$569	$24,377
Impairment				$58,929	$(11,316)	$47,613
Deferred income tax benefit				$(29,583)	$3,893	$(25,690)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM ENERGY RESOURCES, INC. (Registrant)
December 1, 2009	By:	/s/ G. Les Austin
		Name:	G. Les Austin
		Title:	Senior Vice President and Chief Financial Officer